SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of the Condensed Consolidated Financial Statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the periods. These estimates include, among other items, assessing the collectability of receivables, the use and recoverability of inventory, the estimation of the fair value of financial instruments, useful lives and recoverability of tangible and intangible assets and impairment of goodwill, assumptions used in our defined benefit pension plans and other post-employment benefit plans, estimates related to self-insurance such as the aggregate liability for uninsured claims using historical experience, insurance and actuarial estimates and estimated trends in claim values, fair value measurement of assets, costs for incentive compensation and accruals for commitments and contingencies. Management reviews these estimates and assumptions periodically and reflects the effects of any revisions in the Condensed Consolidated Financial Statements in the period management determines any revisions to be necessary. Actual results could differ materially from these estimates.

New Accounting Guidance

We consider the applicability and impact of all Accounting Standards Updates (“ASUs”) issued by the Financial Accounting Standards Board (“FASB”). ASUs not listed below were assessed and determined to be either not applicable or are expected to have minimal impact on our Condensed Consolidated Financial Statements.

Recently Adopted Pronouncements

There were no accounting pronouncements which were adopted during the current period that had a material impact on our Condensed Consolidated Financial Statements.

Recently Issued Accounting Standards

Facilitation of the Effects of Rate Reform

In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The ASU provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference the London Inter-bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. The Company can elect to apply the amendments in this update as of March 12, 2020 through December 31, 2022, or prospectively from a date within an interim period that includes or is subsequent to March 12, 2020, up to the date that the financial statements are available to be issued. The Company continues to evaluate this new standard update and the impact of this guidance on the Condensed Consolidated Financial Statements.

In January 2021, the FASB issued ASU 2021-01, Reference Rate Reform (Topic 848): Scope, which explicitly clarifies which contracts, hedging relationships, and other transactions are within the scope of the optional expedients and exceptions allowed under Topic 848. The Company has not utilized any of the optional expedients or exceptions available under Topic 848. The Company continues to assess whether this ASU is applicable throughout the effective period, in conjunction with our assessment of ASU 2020-4.

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of the consolidated financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the periods. These estimates include, among other items, assessing the collectability of receivables, the use and recoverability of inventory, the estimation of the fair value of financial instruments, useful lives and recoverability of tangible and intangible assets and impairment of goodwill, assumptions used in our defined benefit pension plans and other post-employment benefit plans, estimates related to self-insurance such as the aggregate liability for uninsured claims using historical experience, insurance and actuarial estimates and estimated trends in claim values, fair value measurement of assets, costs for incentive compensation and accruals for commitments and contingencies. Management reviews these estimates and assumptions periodically and reflects the effects of any revisions in the consolidated financial statements in the period management determines any revisions to be necessary. Actual results could differ materially from these estimates.

Business Combinations

Business combinations are accounted for under the acquisition method of accounting, which requires the acquired assets, including separately identifiable intangible assets, and assumed liabilities to be recorded as of the acquisition date at their respective fair values. Any excess of the purchase price over the fair value of the assets acquired, including separately identifiable intangible assets, and liabilities assumed is recorded as goodwill. Fair value determination is subject to a significant degree of estimates.

The determination of the fair value of assets acquired and liabilities assumed involves assessments of factors such as the expected future cash flows associated with individual assets and liabilities and appropriate discount rates at the date of the acquisition. Where appropriate, external advisors are consulted to assist in the determination of fair value. For non-observable market values, fair value has been determined using acceptable valuation principles (e.g., multiple excess earnings and relief from royalty methods) which is considered to be a Level 3 fair value. Refer to Note 13 for further discussions related to this topic.

The results of operations for businesses acquired are included in the financial statements from the acquisition date.

Foreign Currency Translation

Our reporting currency is the U.S. dollar. In most cases, non-U.S. based subsidiaries use their local currency as the functional currency for their respective business operations. Assets and liabilities of these operations are translated into U.S. dollars at the end of period exchange rates; income and expenses are translated using the average exchange rates for the reporting period. Resulting cumulative translation adjustments are recorded in “Currency Translation Adjustments” in the Consolidated Statements of Comprehensive Loss.

Gains and losses from transactions denominated in foreign currencies other than the functional currency of the respective entity are included in the Consolidated Statements of Operations in Other (income) expense, net.

Impact of Inflation and Currency Fluctuations

Argentina

Economic and political events in Argentina have continued to expose us to heightened levels of foreign currency exchange risk. Accordingly, Argentina has been designated a highly inflationary economy under U.S. GAAP effective July 1, 2018, and the U.S. dollar replaced the peso as the functional currency for our subsidiaries in Argentina. All peso-denominated monetary assets and liabilities are remeasured into U.S. dollars using the current exchange rate available to us, and any changes in the exchange rate are reflected in foreign currency exchange gain (loss) related to our Argentinian subsidiaries on the Consolidated Statement of Operations. As a result of this designation, we recorded a $1.6 million, $11.4 million and $2.4 million remeasurement loss for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, respectively.

Financial Instruments

We may from time to time use financial instruments, such as cross-currency swaps, interest rate swaps, caps and collars, U.S. Treasury lock agreements and foreign currency exchange forward contracts and options relating to borrowing and trade activities. We may also use these financial instruments from time to time to manage exposure to fluctuations in interest rates and foreign currency exchange rates. We do not purchase, hold or sell derivative financial instruments for trading purposes. We face credit risk if the counterparties to these transactions are unable to perform their obligations. Our policy is to have counterparties to these contracts that are rated at least BBB- by Standard & Poor’s and Baa3 by Moody’s.

Derivative instruments are reported at fair value and establish criteria for designation and the effectiveness of transactions entered into for hedging purposes. Before entering into any derivative transaction, we identify the specific financial risk, the appropriate hedging instrument to use to reduce this risk, and the correlation between the financial risk and the hedging instrument. We use forecasts and historical data as the basis for determining the anticipated values of the transactions to be hedged. We do not enter into derivative transactions that do not have a high correlation with the underlying financial risk trying to be reduced. We regularly review hedge positions and the correlation between the transaction risks and the hedging instruments.

Derivative instruments are accounted for as hedges of the related underlying risks if we designate these derivative instruments as hedges and the derivative instruments are effective as hedges of recognized assets or liabilities, forecasted transactions, unrecognized firm commitments or forecasted intercompany transactions.

We record gains and losses on derivatives qualifying as cash flow hedges in other comprehensive income (loss) to the extent that hedges are effective and until the underlying transactions are recognized as gains or losses in the Consolidated Statements of Operations.

Generally, our practice is to terminate derivative transactions if the underlying asset or liability matures, is sold or terminated, or if it is determined that the underlying forecasted transactions are no longer probable of occurring. Any deferred gains or losses associated with derivative instruments are recognized in the Consolidated Statements of Operations over the period in which the income or expense on the underlying hedged transaction was recognized. See Note 12 for further discussion.

Revenue Recognition

On January 1, 2018, we adopted Accounting Standards Codification Topic 606 (ASC 606), Revenue from Contracts with Customers, which provides guidance on how revenue with customers should be recognized. For additional information on our adoption of this accounting standard, see Note 4 for further discussion.

Revenue is measured as the amount of consideration expected to be received in exchange for transferring goods or providing service. Revenue from products and sold equipment is recognized when obligations under the terms of a contract with the customer are satisfied, which generally occurs with the transfer of products or delivery of the equipment. Revenue from service and leased equipment is recognized when the services are provided, or the customer receives the benefit from the leased equipment, which is over time. Service revenue is recognized over time utilizing an input method and aligns with when the services are provided. Typically, revenue is recognized over time using costs incurred to date, which corresponds with the transfer of control. Revenue for leased equipment for the year ended December 31, 2018 was accounted for under ASC Topic 840 Leases. Revenue for the year ended December 31, 2019 and December 31, 2020 was accounted for under ASC Topic 842 Leases.

Our sales policies do not provide for general rights of return. We record estimated reductions to revenue for customer programs and incentive offerings including pricing arrangements, promotions and other volume-based incentives at the time the sale is recorded. We also record estimated reserves for product returns and credits at the time of sale and anticipated uncollectible accounts.

Shipping and Handling Costs

Costs incurred for the transfer and delivery of goods to customers are recorded as a component of cost of sales.

Advertising Expenses

Advertising expenses are expensed as incurred. Advertising expenses were $2.5 million, $3.4 million and $4.3 million for the year ended December 31, 2020, December 31, 2019 and December 31, 2018, respectively. Costs incurred are recorded as a component of Selling, general and administrative expenses within the Consolidated Statements of Operations.

Research and Development

Research and development costs are expensed as incurred. Research and development costs were $32.2 million, $41.2 million and $43.0 million for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, respectively.

Share-Based Compensation

During 2018, the Company implemented a Management Equity Incentive Plan (“MEIP”) and Cash Long-term Incentive Plan (“LTIP”), whereby grants were made pursuant to each plan to certain employees. We recognize expenses related to the fair value of these equity awards in accordance with ASC 718, Compensation-Stock Compensation.

On November 12, 2020, we filed a confidential registration statement in preparation for an offering of equity securities. Prior to November 12, 2020 we elected to value the awards at the grant date and each reporting period using the intrinsic value method as permitted under ASC Topic 718. Beginning on November 12, 2020, we became a public entity and valued the MEIP awards at fair value in accordance with ASC 718. The estimated fair value of our MEIP awards is based upon a probability weighting of an initial public offering exit scenario and a sale exit scenario as further described below:

a.	The initial public offering scenario assumes a successful completion of an initial public offering in Q1 2021 based upon preliminary enterprise values from our bankers, adjusted for net debt and transaction fees.
b.	The sale exit scenario utilizes a Black Scholes option pricing model with the following key assumptions: enterprise value, expected volatility, risk-free interest rate, expected dividend yield and expected term.

The assumptions used in our initial public offering and sale exit scenarios represent management’s best estimates. If factors change and different assumptions are used, our equity-based compensation expense could be materially different in the future. See Note 19 for further discussion.

Restructuring

The Company’s restructuring activities are associated with a series of strategic initiatives aimed at maintaining a competitive cost structure and workforce optimization. Restructuring charges incurred in connection with these activities consist of employee termination benefits (one-time arrangements and benefits attributable to prior service). Other associated restructuring charges include termination of contractual obligations, non-cash asset charges and other direct incremental costs.

Restructuring charges are recorded separately on the Consolidated Statements of Operations. Other associated restructuring charges are recorded within transition and transformation costs on the Consolidated Statements of Operations.

Loss per Share

Basic and Diluted loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Vested share-based payment awards that contain non- forfeitable rights to dividends are treated as participating securities and therefore included in computing earnings per common share using the “two-class method.” The two-class method is an earnings allocation formula that calculates basic and diluted net earnings per common share for each class of common stock separately based on dividends declared and participation rights in undistributed earnings. Vested share- based payment awards issued under our MEIP are considered participating securities since the holders of these securities are entitled to receive distributions as and when paid by the issuer based upon a waterfall as described in the security holders agreement.

The application of the two-class method for the years ended December 31, 2020, December 31, 2019 and December 31, 2018 would have resulted in net losses being allocated to the participating securities. As the MEIP security holders do not participate in losses, there was no allocation of net loss in those periods. As such, 9,365,021, 5,915,319 and 5,501,652 shares of MEIP awards were excluded from the computation of weighted average shares outstanding equivalents of the Diluted loss per share for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, respectively because their effect would have been anti- dilutive.

See Note 23 for detailed information about the Company’s earnings per share calculations.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax basis. Deferred tax assets are also recognized for operating losses and tax credit carry forwards. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates applicable in the years in which they are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax law is recognized in income in the period that includes the enactment date.

We do not provide for income taxes on undistributed earnings of foreign subsidiaries that are intended to be indefinitely reinvested. Where we do not intend to indefinitely reinvest earnings of foreign subsidiaries, we provide for income taxes and foreign withholding taxes, where applicable, on undistributed earnings.

We recognize the benefit of an income tax position only if it is “more likely than not” that the tax position will be sustained. The tax benefits recognized are measured based on the largest benefit that has a greater than 50% likelihood of being realized. Additionally, we recognize interest and penalties accrued related to unrecognized tax benefits as a component of provision (benefit) for taxes on income.

Cash and Cash Equivalents

We consider highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. Our policy is to invest cash in excess of short-term operating and debt service requirements in cash equivalents. Cash equivalents are stated at cost, which approximates fair value because of the short-term maturity of the instruments. Our policy is to transact with counterparties that are rated at least A- by Standard & Poor’s and A3 by Moody’s. Some of our operations are located in countries that are rated below A- or A3. In this case, we try to minimize our risk by holding cash and cash equivalents at financial institutions with which we have existing global relationships whenever possible, diversifying counterparty exposures and minimizing the amount held by each counterparty and within the country in total.

Restricted Cash and Compensating Balances

Restricted cash (which includes compensating balance deposits) is recorded in prepaid expenses and other current assets and other non-current assets on the Consolidated Balance Sheets.

Trade Receivables, Net

In the normal course of business, we extend credit to customers that satisfy pre-defined credit criteria. Trade receivables, which are included on the Consolidated Balance Sheets, are net of allowances for doubtful accounts. We maintain trade receivable allowances for estimated losses resulting from the likelihood of failure of our customers to make required payments. An additional allowance may be required if the financial condition of our customers deteriorate. We charge-off trade receivables after all standard collection procedures have been applied without success.

Inventories

Inventories are stated at the lower of cost or net realizable value, as determined by the first-in, first-out method. Costs related to inventories include raw materials, direct labor and manufacturing overhead which are included in cost of sales on the Consolidated Balance Sheets. See Note 6 for further discussion.

Property and Equipment, Net

Property and equipment acquired in the Diversey Acquisition were recorded at fair value as of the acquisition date and are depreciated over their estimated remaining useful lives using the straight-line method.

We state property and equipment at cost, including the fair value of any asset retirement obligations upon initial recognition of the liability, except for the fair value of acquired property and equipment that have been impaired, for which we reduce the carrying amount to the estimated fair value at the impairment date. We capitalize significant improvements and charge repairs and maintenance costs that do not extend the lives of the assets to expense as incurred. We depreciate the cost of property and equipment over their estimated useful lives using the straight-line method over the estimated useful lives of the assets:

Asset Type	Useful Life
Building and building equipment	20 – 40 years
Machinery and equipment	5 – 10 years
Other property and equipment	2 – 10 years

We remove the cost and accumulated depreciation of assets sold or otherwise disposed of from the accounts and recognize any resulting gain or loss upon the disposition of the assets. See Note 7 for further discussion.

Free on Loan Equipment

We have sales arrangements in which certain equipment, an inventory item, is provided to customers for “free on loan” or at “no charge” on the condition that the customer purchases a minimum amount of related consumables for use with the equipment. Providing equipment to customers in this manner is part of a sales strategy that ensures the long-term and continued use by the end customer of our consumable products (e.g. chemical cleaning solutions). This practice is common in the markets we serve. Under these sales arrangements, we assign all revenue to the delivery of consumables and the equipment is depreciated over the equipment’s useful life or the life of the customer program, whichever is shorter. The equipment is classified as part of other non-current assets on our Consolidated Balance Sheets. See Note 9 for further discussion.

Asset Retirement Obligations

We record asset retirement obligations at fair value at the time the liability is incurred if a reasonable estimate of fair value can be made. Accretion expense is recognized as an operating expense using the credit- adjusted risk-free interest rate in effect when the liability was recognized. The associated asset retirement obligations are capitalized as part of the carrying amount of the long-lived asset and depreciated over the estimated remaining useful life of the asset. The useful lives of property and equipment are discussed previously in the Property and equipment, net section.

Goodwill and Indefinite-Lived Intangible Assets

Goodwill and indefinite-lived intangible assets represent a significant portion of our total assets. Our goodwill had a carrying value of $467.0 million and $416.9 million at December 31, 2020 and 2019, respectively. Indefinite-lived intangible assets, which consist of acquired trade names, have a carrying value of $900.4 million and $846.6 million at December 31, 2020 and 2019, respectively.

We review goodwill and indefinite-lived intangible assets for possible impairment on a reporting unit level, which are consistent with our operating segments, on an annual basis as of October 1st of each year, or more frequently if an event occurs or circumstances change that would indicate that it is more likely than not that the fair value of a reporting unit or the fair value of an indefinite-lived intangible asset has declined below its carrying value. Such events may include, but are not limited to, impairment of other assets or establishment of valuation allowances on deferred tax assets, cash flow or operating losses at a reporting unit, negative current events or long-term outlooks for our industry, and negative adjustments to future forecasts. In performing the annual goodwill impairment assessment, we have the option under GAAP to qualitatively assess whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If we conclude from the qualitative assessment that there are no indicators of impairment, we do not perform a quantitative test, which would require a valuation of the reporting unit as of October 1. GAAP provides a set of examples of macroeconomic, industry, market and company specific factors for entities to consider in performing the qualitative assessment described above, which factors are not all inclusive; management considers the factors it deems relevant in making its more likely than not assessments. While we also have the option under GAAP to qualitatively assess whether it is more likely than not that the fair values of its indefinite-lived intangible assets are less than their carrying values, we have elected to determine the fair value of each of its indefinite-lived intangible assets annually as of October 1, in part because the level of effort required to perform the quantitative and qualitative assessments is essentially equivalent.

If we conclude from our qualitative assessment that there are indicators of impairment and that a quantitative test is required, the annual or interim quantitative goodwill impairment test involves comparing the fair value of each of our reporting units with goodwill to its carrying value, including the goodwill allocated to the reporting unit. If the fair value of the reporting unit exceeds its carrying value, there is no impairment and no further testing is required. If the fair value of the reporting unit is less than its carrying value, an impairment loss is recognized in an amount of the excess, limited to the amount of goodwill allocated to the reporting unit.

Our annual assessment of the recovery of goodwill begins with management’s reassessment of its operating segments and reporting units. A reporting unit is an operating segment or one level below an operating segment, which is referred to as a component. This reassessment of reporting units is also made each time we change our operating segments. If the goodwill of a reporting unit is allocated to newly- formed reporting units, the allocation is made to each reporting unit based upon their relative fair values.

The 2020 and 2019 annual assessments of goodwill was a quantitative test and did not identify any impairments. The 2018 annual assessment of goodwill was a quantitative test and identified impairment charges of $68.5 million, due primarily to significant currency devaluation, volatility and deterioration in economic conditions in Latin America and the Middle East, as well as currency devaluation and lower-than- expected performance in Europe and North America.

The fair value of our reporting units is determined using both an income approach, which is based on discounted cash flows (“DCF”), and a market approach when we test goodwill for impairment, either on an interim basis or annual basis as of October 1 of each year. Significant judgments inherent in using a DCF analysis include the selection of appropriate discount and long-term growth rates and estimating the amount and timing of expected future cash flows. The expected cash flows used in the DCF analyses are based on our most recent forecast and budget and, for years beyond the budget, our estimates, which are based, in part, on forecasted growth rates. The discount rates and growth rates used in the DCF analyses are intended to reflect the risks inherent in the expected future cash flows of the respective reporting units. Assumptions used in the DCF analyses, including the discount rate and the long-term growth rate, are assessed based on each reporting unit’s current results and forecasted future performance, as well as macroeconomic and industry specific factors, and reflect our best estimate as of the impairment testing date. Any changes in such assumptions or estimates as a result of changes in our budgets, forecasts or negative macroeconomic trends could significantly affect the value of the Company’s reporting units which could impact whether an impairment of goodwill has occurred. The discount rates used in the quantitative test for determining the fair value of our reporting units was 9.0% in 2020, and ranged from 8.0% to 13.5% in 2019 and from 9.5% to 14.0% in 2018. Determining fair value using a market approach considers multiples of financial metrics based on both acquisitions and trading multiples of a selected peer group of companies. From the comparable companies, a representative market multiple is determined which is applied to financial metrics to estimate the fair value of a reporting unit. To determine a peer group of companies for our respective reporting units, we considered companies relevant in terms of consumer use, monetization model, margin and growth characteristics, and brand strength operating in their respective sectors.

As of December 31, 2020, the estimate of the excess of fair value over carrying value is greater than 20% of the fair value for both of our reporting units.

If the carrying value of an indefinite-lived intangible asset exceeds its estimated fair value, an impairment equal to the excess is recorded. The 2020, 2019 and 2018 annual assessments of indefinite-lived intangible assets did not identify any impairments.

As of December 31, 2020, the aggregate carrying value of our indefinite-lived intangible assets, for which the most recent estimate of the excess of fair value over carrying value is less than 20% of the fair value, is $900.4 million.

We determine the fair value of indefinite-lived intangible assets using a relief from royalty DCF valuation analysis. Significant judgments inherent in this analysis include the selection of appropriate royalty and discount rates and estimating the amount and timing of expected future cash flows. The discount rates used in the DCF analyses are intended to reflect the risks inherent in the expected future cash flows generated by the respective intangible assets. The royalty rates used in the DCF analyses are based upon an estimate of the royalty rates that a market participant would pay to license our trade names. The future cash flows are based on our most recent forecast and budget and, for years beyond the budget, our estimates, which are based, in part, on forecasted growth rates. Assumptions used in the relief from royalty DCF analyses, including the discount rate and royalty rate, are assessed annually based on the actual and projected cash flows related to the asset, as well as macroeconomic and industry specific factors. The discount rates used in our annual indefinite-lived impairment assessment was 9.0% in 2020, 10.5% in 2019 and 11.5% in 2018, and the royalty rate used in 2020, 2019 and 2018 was 3.0%.

Long-Lived Assets

Impairment and Disposal of Long-Lived Assets

We perform an impairment review for definite-lived intangible assets, such as customer relationships, contracts, intellectual property, and for other long-lived assets, such as property and equipment, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. Such events may include, but are not limited to, a significant decrease in the market price of an asset or asset group, change in manner in which an asset is being used, significant change in business climate and significant cash flow or operating losses that demonstrate continuing losses associated with the use of the asset. We calculate the undiscounted value of the projected cash flows expected to result from the use and eventual disposition of the asset or asset group and compare this estimated amount to the carrying value of the asset or asset group. If the carrying amount is found to be greater than the undiscounted value of the projected cash flows of the asset or asset group, we record an impairment loss of the excess of carrying value over the fair value of the asset or asset group. In addition, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

Definite-lived intangible assets, such as trade names and customer relationships, are amortized over their estimated economic lives. The reasonableness of the useful lives of these assets is regularly evaluated. Once these assets are fully amortized, they are removed from the balance sheet. We evaluate these assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable.

Self-Insurance

We accrue for outstanding reported claims and claims that have been incurred but not reported based upon management’s estimates of the aggregate liability for retained losses using historical experience, insurance company estimates and the estimated trends in claim values. Our estimates include management’s and independent insurance companies’ assumptions regarding economic conditions, the frequency and severity of claims and claim development patterns and settlement practices. These estimates and assumptions are monitored and evaluated on a periodic basis by management and are adjusted when warranted by changing circumstances. Although management believes it has the ability to adequately project and record estimated claim payments, actual results could differ significantly from the recorded liabilities.

Pensions and Other Postemployment Benefits

In connection with the Diversey Acquisition, we assumed certain defined benefit plans and other long-term employee benefit obligations and acquired certain related plan assets for current employees of our subsidiaries. In addition to the defined benefit obligations assumed in connection with the Diversey Acquisition, we implemented a replacement retiree health care reimbursement plan for certain U.S. employees.

Defined benefit plans specify an amount of pension benefit that an employee will receive on retirement, usually dependent on factors such as age, years of service and compensation. The net obligation in respect of defined benefit plans is calculated separately for each plan by estimating the amount of the future benefits that employees have earned in return for their service in the current and prior periods. These benefits are then discounted to determine the present value of the obligations and are then adjusted for the impact of any unamortized prior service costs. As required by ASC 805 Business Combinations, all unamortized prior service costs and actuarial gains (losses) existing at the closing date of the Diversey Acquisition were eliminated in the determination of the fair value of the pension funded status at acquisition. The net obligation is then determined with reference to the fair value of the plan assets, if any. The discount rate used is the yield on bonds that are denominated in the currency in which the benefits will be paid and that have maturity dates approximating the terms of the obligations. The calculations are performed by qualified actuaries using the projected unit credit method.

We currently expect our contributions to these plans to be approximately $8.9 million in 2021. Refer to Note 14 for additional information related to these plans.

New Accounting Guidance

We consider the applicability and impact of all Accounting Standards Updates (ASUs) issued by the Financial Accounting Standards Board (FASB). ASUs not listed below were assessed and determined to be either not applicable or are expected to have minimal impact on our consolidated financial statements.

Recently Adopted Pronouncements

Credit Losses — Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments(“ASU 2016-13”) and issued subsequent amendments to the initial guidance in November 2018, April 2019 and November 2019 (ASU 2018-19, ASU 2019-04 and ASU 2019-11, collectively Topic 326). ASU 2016-13 requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model, which includes historical experience, current conditions, and reasonable and supportable forecasts. Entities will now use forward-looking information to better form their credit loss estimates. This ASU also requires enhanced disclosures to help financial statement users better understand significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an entity’s portfolio.

The Company adopted Topic ASC 326 on January 1, 2020, and has applied the new standard modified retrospectively. Therefore, it recognized cumulative-effect adjustments to the opening balance of its accumulated deficit on January 1, 2020. The overall impact on transition to ASC 326 was a decrease of $5.7 million in net assets, comprised of a $2.1 million reduction in Trade receivables, net, a $5.0 million reduction Other non-current assets, offset by a $1.4 million increase in Deferred tax assets.

The Company had two accounts that were within scope of the new standard — trade receivables and lease receivables. Lease receivables relate to the Company’s sales type finance leases and are recorded within Other receivables and Other non-current assets. Under the new ASC 326 impairment model, both accounts were required to create an allowance for the lifetime expected credit loss on the initial recognition date. In accordance with this standard, the Company measured all expected credit losses for both financial assets held at the reporting date, using factors including historical experience, current conditions, and reasonable and supportable forecasts. In calculating this estimate, the Company utilized historical experience, current conditions, and reasonable and supportable forecasts — specifically internal and external credit assessments of the customer, contract terms and conditions, country and political risk, and the customer’s mix of products purchased. The factors above are applied to the receivables balance to determine the allowance balance.

When necessary, we utilize collection agencies and legal counsel to pursue recovery of defaulted receivables. Trade receivable balances are written off when deemed to be uncollectible and after collection efforts have been exhausted. Our historical credit losses have been approximately 1.15%, or less, of net trade sales over the last three years.

The Company’s allowance for credit losses on trade and lease receivables is assessed at the end of each quarter based on an analysis of historical losses and assessment of future expected losses. The Company is monitoring the impact that COVID-19 may have on outstanding receivables.

The following represents the activity in our allowance for credit losses for trade and lease receivables for the years ended December 31, 2020 and December 31, 2019:

	Year Ended	Year Ended
	December 31,	December 31,
(in millions)	2020	2019
Balance, beginning of period	$21.5	$20.3
Adoption of ASC 326	7.1	—
Provision for bad debts	11.1	4.9
Write-offs	(4.6)	(3.7)
Balance, end of period	$35.1	$21.5

At December 31, 2020, our trade receivable balance was $342.0 million, net of allowances of $28.7 million. At December 31, 2019, our trade receivable balance was $426.3 million, net of allowances of $21.5 million. For the years ended December 31, 2020 and December 31, 2019, $9.7 million and $4.9 million, respectively, were charged to the provision for bad debts related to our trade receivables.

At December 31, 2020, our lease receivable balance was $53.0 million, net of allowances of $6.4 million. At December 31, 2019, our lease receivable balance was $62.7 million, net of allowances of $(0) million. For the years ended December 31, 2020 and December 31, 2019, $1.4 million and $(0) million, respectively, were charged to the provision for bad debts related to our trade receivables.

Recently Issued Accounting Standards

Simplifying the Accounting for Income Taxes (Topic 740)

In December 2019, the FASB issued ASU 2019-12, Income Taxes, Simplifying the Accounting for Income Taxes (Topic 740). The Accounting Standards Update (ASU) eliminates certain exceptions to the guidance in Accounting Standards Codification (ASC or Codification) 740 related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. The new guidance also simplifies aspects of the accounting for franchise taxes and enacted changes in tax laws or rates and clarifies the accounting for transactions that result in a step-up in the tax basis of goodwill. The guidance also clarifies that single- member limited liability companies and similar disregarded entities that are not subject to income tax are not required to recognize an allocation of consolidated income tax expense in their separate financial statements, but they could elect to do so. ASU 2019-12 is effective for fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. Early adoption is permitted. We are currently in the process of evaluating this standard update.

Facilitation of the Effects of rate reform

In March 2020, the FASB issued Accounting Standards Update (ASU) No. 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The ASU provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. The amendments in this update are effective for all entities as of March 12, 2020 through December 31, 2022, or prospectively from a date within an interim period that includes or is subsequent to March 12, 2020, up to the date that the financial statements are available to be issued. We are currently in the process of evaluating this new standard update.